                    IRREVOCABLE PROXY


          The undersigned hereby revokes any previous proxies and appoints Union Pacific Corporation ("Par-ent"), Drew Lewis and Richard K. Davidson, and each of them, with full power of substitution, as attorney and proxy of the undersigned to attend any and all meetings of shareholders of Southern Pacific Rail Corporation, a Delaware corporation (the "Company") (and any adjourn-ments or postponements thereof), to vote all shares of Common Stock, $.001 par value, of the Company that the undersigned is then entitled to vote, and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present, with respect to all matters specified in Section 3(a) of the Shareholder Agreement
(the "Shareholder Agreement"), dated as of August 3,
1995, by and among Parent, UP Acquisition Corporation, the undersigned, The Anschutz Corporation and Anschutz
Foundation. Capitalized terms used and not defined herein have the respective meanings ascribed to them in, or as prescribed by, the Shareholder Agreement.

          This proxy shall be deemed to be a proxy cou-pled with an interest and is irrevocable during the

Voting Period and has been granted pursuant to Section
3(b) of the Shareholder Agreement.

          The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.

Dated:  August 8, 1995

                              By:   /s/ Philip F. Anschutz
                                  -------------------------
                                      Philip F. Anschutz

                    IRREVOCABLE PROXY


          The undersigned hereby revokes any previous proxies and appoints Union Pacific Corporation ("Par-ent"), Drew Lewis and Richard K. Davidson, and each of them, with full power of substitution, as attorney and proxy of the undersigned to attend any and all meetings of shareholders of Southern Pacific Rail Corporation, a Delaware corporation (the "Company") (and any adjourn-ments or postponements thereof), to vote all shares of Common Stock, $.001 par value, of the Company that the undersigned is then entitled to vote, and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present, with respect to all matters specified in Section 3(a) of the Shareholders Agreement
(the "Shareholders Agreement"), dated as of August 3,
1995, by and among Parent, UP Acquisition Corporation, the undersigned, Anschutz Foundation and Philip F. Ansch-utz. Capitalized terms used and not defined herein have the respective meanings ascribed to them in, or as pre-scribed by, the Shareholders Agreement.

          This proxy shall be deemed to be a proxy cou-pled with an interest and is irrevocable during the

Voting Period and has been granted pursuant to Section
3(b) of the Shareholders Agreement.

          The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.

Dated: August 8, 1995

                           THE ANSCHUTZ CORPORATION



                           By:/s/ Philip F. Anschutz
                              ----------------------
                              Name:  Philip A. Anschutz
                              Title: President

                    IRREVOCABLE PROXY


          The undersigned hereby revokes any previous proxies and appoints Union Pacific Corporation ("Par-ent"), Drew Lewis and Richard K. Davidson, and each of them, with full power of substitution, as attorney and proxy of the undersigned to attend any and all meetings of shareholders of Southern Pacific Rail Corporation, a Delaware corporation (the "Company") (and any adjourn-ments or postponements thereof), to vote all shares of Common Stock, $.001 par value, of the Company that the undersigned is then entitled to vote, and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present, with respect to all matters specified in Section 3(a) of the Shareholders Agreement
(the "Shareholders Agreement"), dated as of August 3,
1995, by and among Parent, UP Acquisition Corporation, the undersigned, The Anschutz Corporation and Philip F.
Anschutz. Capitalized terms used and not defined herein have the respective meanings ascribed to them in, or as prescribed by, the Shareholders Agreement.

          This proxy shall be deemed to be a proxy cou-pled with an interest and is irrevocable during the

Voting Period and has been granted pursuant to Section
3(b) of the Shareholders Agreement.

          The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.

Dated:  August 8, 1995

                         ANSCHUTZ FOUNDATION



                         By:/s/ Philip F. Anschutz
                            ----------------------
                           Name:  Philip F. Anschutz
                           Title: Chairman of the Board

                    IRREVOCABLE PROXY


          The undersigned hereby revokes any previous proxies and appoints Union Pacific Corporation ("Par-ent"), Drew Lewis and Richard K. Davidson, and each of them, with full power of substitution, as attorney and proxy of the undersigned to attend any and all meetings of shareholders of Southern Pacific Rail Corporation, a Delaware corporation (the "Company") (and any adjourn-ments or postponements thereof), to vote all shares of Common Stock, $.001 par value, of the Company that the undersigned is then entitled to vote, and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present, with respect to all matters specified in Section 3(a) of the Shareholders Agreement
(the "Shareholders Agreement"), dated as of August 3,
1995, by and among Parent, UP Acquisition Corporation, the undersigned, The Anschutz Corporation and Anschutz
Foundation. Capitalized terms used and not defined herein have the respective meanings ascribed to them in, or as prescribed by, the Shareholders Agreement.

          This proxy shall be deemed to be a proxy cou-pled with an interest and is irrevocable during the

Voting Period and has been granted pursuant to Section
3(b) of the Shareholders Agreement.

          The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.

Dated:  August 8, 1995


                              THE ANSCHUTZ CORPORATION
                              By:/s/ Philip F. Anschutz
                                 ----------------------
                                 Name:  Philip F. Anschutz
                                 Title: President